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                                                                                                                      EXHIBIT (e)(8)

[LOGO OF AIG]                                                                                                             [BAR CODE]
                                                                                                             NAME AND ADDRESS CHANGE

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:

[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax: 1-844-930-0370
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 . Fax: 713-620-6653
____________________________________________________________________________________________________________________________________
A. POLICY              Complete all policy information in this section. You may use this form for multiple policies that have the
   IDENTIFICATION      same policyowner and require the same signatures.

   [_] Check here if   POLICY NO.: ______________________________________
       this is a       INSURED/ANNUITANT NAME: __________________________   SSN/ITIN OR EIN: ______________________
       permanent                                         (Required)                                (Required)
       address change  OWNER NAME: ______________________________________   SSN/ITIN OR EIN: ______________________
                                                      (Required)                                     (Required)
                       ADDRESS:__________________________________________   PHONE NO.:_____________________________
                               __________________________________________
                       EMAIL ADDRESS:_______________________________________________________________________________________________

   [_] Check here if   CO-OWNERS NAME:___________________________________   SSN/ITIN OR EIN:_______________________
       this is a                                 (if applicable)                                 (if applicable)
       permanent       ADDRESS: _________________________________________   PHONE NO.:_____________________________
       address change           _________________________________________
                       EMAIL ADDRESS:______________________________________________________________________________

                       ASSIGNEE, IRREVOCABLE
                       BENEFICIARY, OTHER NAME: _________________________   SSN/ITIN OR EIN: ______________________
                                                    (if applicable)                             (if applicable)
____________________________________________________________________________________________________________________________________
B. [_] NAME CHANGE     Check the box of the person whose name is to be changed. Check the reason for the name change.

                       [_] Insured/Annuitant [_] Owner       [_] Co-Owner Reason: [_] Marriage    [_] Divorce
                       [_] Payor             [_] Beneficiary                      [_] Correction  [_] Other (Attach Certified Copy)

                       FROM: (First, Middle, Last)                              TO: (First, Middle, Last)
                          __________________________________________            ____________________________________________________
                       NOTE: THIS FORM CAN NOT BE USED TO CHANGE THE OWNERSHIP OR BENEFICIARY DESIGNATIONS.
____________________________________________________________________________________________________________________________________
C. [_] ADDRESS         Check the box of the person whose address is to be changed. Indicate the new address.
       CHANGE
                       [_] Insured/Annuitant  [_] Owner [_] Co-Owner [_] Payor [_] Assignee [_] Beneficiary

                       NAME: (First, Middle, Last) _________________________________________________________________________________
                       ADDRESS: (Number and Street)_________________________________________________________________________________
                       CITY ____________________________ STATE _______________ ZIP CODE _____________________+ _____________________
                       PHONE NO.: __________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


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D. SIGNATURE AND       This request must be dated and all required signatures must be written in ink, using full legal names by the
   DATE                person or persons who have rights of ownership under the terms of the contract. Acknowledgement of this change is not an admission that the policy/contract is in benefit or that the person(s) signing the change request is/are the owner(s). A recorded change, not signed by the owner(s), may not constitute a valid change.
                       _____________________________________________________________________________________________________________
                       IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S.
                       person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____ ).

                       **Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
                       Please consult your own tax advisors.
                       _____________________________________________________________________________________________________________
                       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                       CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                       CURRENT/EXISTING OWNER'S SIGNATURE (required)        CURRENT/EXISTING OWNER'S SIGNATURE (required)
                       ___________________________________________________  _______________________________________________________

                       X _________________________________________________  X _____________________________________________________

                       DATE ______________________________________________  DATE __________________________________________________



                       ASSIGNEE, IRREVOCABLE BENEFICIARY,
                       OTHER SIGNATURE (if required)
                       ___________________________________________________

                       X _________________________________________________

                       DATE ______________________________________________

                       COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.

                       [_] Trust Owned: (Complete the Certification of Trust)
                       [_] Business Owned: (Complete the Business Certification)

                       OWNER SIGNATURE                                      AUTHORIZED SIGNATURE (required)
                                                                            _______________________________________________________
                       Print full name of Company: ______________________

                                                                            X _____________________________________________________
                       ___________________________________________________
                        Print full name and title of authorized signer:     DATE __________________________________________________

                        __________________________________________________

                               RETURN COMPLETED FORM TO THE ADDRESS OF THE COMPANY CHECKED ABOVE.


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